                                    EXHIBIT 10.30





After recording, return to:
David D. Buck, Esq.
Graham & James LLP/Riddell
  Williams P.S.
1001 Fourth Avenue, Suite 4500
Seattle, WA 98154- 1065




                          SUBORDINATION, NON-DISTURBANCE,
                                        AND
                                ATTORNMENT AGREEMENT

GrantorlSubordinator/Lessee: Active Voice Corporation, a Washington State business corporation

Grantor/Landlord:   Martin Selig

Grantee/Lender:     CAYSTAR CORP. II, a Cayman Islands Company,
successor in interest by assignment to The Bank of Nova Scotia, a Canadian chartered bank acting through its San Francisco Agency

Legal description:

     Lots 1, 2, 3, 4, 5, 6, 9, 10, 11, 12, Block X, William N. Bell's
     Fourth Addition to the City of Seattle, according to the Plat recorded in Volume 1 of Plats, Page 167, records of King County, Washington; together with the vacated alley Iying between lots 9, 10, 11, and 12 and Lots 1, 2, 3, 4, 5, and 6.

Assessor's Tax Parcel Number: 0695000335


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                            SUBORDINATION, NON-DISTURBANCL
                                         AND
                                 ATTORNMENT AGREEMENT


     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT ("Agreement"), is made and entered into effective the 9th day of April, 1997, by and between CAYSTAR CORP. II, a Cayman Islands Company ("Lender"), successor in interest by assignment to The Bank of Nova Scotia, a Canadian chartered bank acting through its San Francisco Agency ("Lender's Predecessor"), and Active Voice Corporation, a Washington State business corporation ("Lessee").

                                     RECITALS

     Lessee has entered into a certain lease dated January 31, 1991, which Lessee represents has been amended by amendments, agreements, or letter agreements dated March 4, 1992, June 22, 1992, July 3, 1992, September 17, 1993, October 8, 1993, April 27, 1994, August 11, 1994, and December 19, 1996,
(collectively, the "Lease") with Martin Selig ("Lessor"), covering certain space (the "Premises") located in the real property commonly known as the Third and Broad Building and legally described in Exhibit "A" to this Agreement (the "Property").

     Lender through Lender's Predecessor (and its predecessor) has made a first mortgage loan (the "Loan") to Lessor which is secured by a Deed of Trust, Security Agreement and Assignment of Leases and Rents, and by an Assignment of Leases and Cash Collateral (together, the "Deed of Trust") covering the Property.

     Lessee has subordinated the Lease to the lien of the Deed of Trust under and according to the terms of the Lease.

     Lessee has also made or proposed to make certain advances or expend certain funds for or on behalf of Lessor.

     As a condition of Lessee making certain advances or expending certain funds for or on behalf of Lessor under the Lease, Lessee desires to be assured of continued occupancy of the Premises under the terms of the Lease and of the continuation of its other rights under the Lease. Lessee has requested that Lender agree not to disturb Lessee's possessory rights in the Premises and to recognize the other terms and conditions of the Lease in the event Lender


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

should foreclose the Deed of Trust, provided that Lessee is not in default under the Lease.

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                      AGREEMENT

     1. PAYMENTS. Lessee acknowledges receipt of Lease Payment Instructions to make all payments of rent and other amounts due under the Lease by sending the same to P.O. Box 3607, Seattle, Washington 98124-3607. Lessor consents to such payments and directs Lessee to comply with said instructions. Any payment delivered or directed to any other location shall not be applied to amounts due under the Lease. These Instructions may not be changed or revoked except in writing signed by Lender.

     2. ACKNOWLEDGMENT OF LEASE. Lender acknowledges that the Lease is in full force and effect and that Lessee is not in default of any of Lessee's material obligations under the Lease.

      3. CONSENT TO LEASE AMENDMENT. Lessee represents that Lessor and Lessee have entered into eight prior lease amendments which are part of the Lease.

     4. ACKNOWLEDGMENT OF SUBORDINATION. Lessee acknowledges that the Lease is subordinated to the Deed of Trust pursuant to and in accordance with the terms of the Lease.

     5. NON-DISTURBANCE. Lender agrees that so long as conditions do not exist entitling Lessor to declare the Lease terminated, Lessee's possession and enjoyment of the Premises shall not be interfered with by Lender in a foreclosure action, sale, or other action or proceeding instituted under or in connection with the Deed of Trust.

     In the event of foreclosure of the Deed of Trust, whether by action pursuant to the power of sale therein contained or otherwise, or delivery of a deed to the Property or any portion thereof in lieu of foreclosure of the Deed of Trust, whereby the purchaser upon foreclosure of the Deed of Trust or the grantee under a deed in lieu of foreclosure of the Deed of Trust has notified Lessee that it has succeeded to the ownership of all interest in the Property and the rights of Lessor under the Lease, then the Lease shall continue in full


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force and effect as a direct lease between such purchaser or grantee of the
Property and Lessee, upon and subject to the terms, covenants, and conditions of the Lease, including the power of such purchaser or grantee as landlord thereunder to terminate the interests of Lessee under and in accordance with the terms of the Lease. Such purchaser or grantee will not disturb the possession of Lessee and will be bound by all of Lessor's obligations under the Lease.

     6. ATTORNMENT. So long as Lessee has quiet enjoyment of the Premises, Lessee agrees: (a) to attorn to and recognize as landlord under the Lease and any amendments (including the Lease Amendment): (i) Lender, when in possession of the Property following foreclosure of the Deed of Trust or conveyance of the Property to Lender by deed in lieu of foreclosure of the Deed of Trust, (ii) a receiver appointed in an action or proceeding to foreclose the Deed of Trust,
(iii) a purchaser upon foreclosure of the Deed of Trust, (iv) a grantee under a deed in lieu of foreclosure of the Deed of Trust, and (v) any subsequent purchaser of the Property; (b) upon request, to execute and deliver to said person or entity any instrument or instruments in recordable form which may be necessary or appropriate to effect the performance of the agreements contained in this Agreement, provided that such instruments do not create or risk the creation of, increased risk of liabilities or obligations of Lessee; and (c) to be bound to perform all of the obligations imposed by the Lease and any amendments (including the Lease Amendment) upon the Lessee.

      7. NEW LEASE. Upon the written request of either Lender or Lessee to the other given at or within ninety (90) days after the time of a sheriff's or trustee's sale, or the delivery of a deed in lieu thereof, the parties agree to execute a lease of the Premises upon the same terms and conditions as the Lease between Lessor and Lessee, provided Lessee is not prejudiced thereby. The new lease shall cover any unexpired term of the Lease existing prior to such sheriff's or trustee's sale or conveyance in lieu of foreclosure.

     8. NOTICE OF DEFAULTS. In the event of any act or omission by Lessor which would give Lessee the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction, Lessee will not exercise any such rights: (i) until it has given written notice of such default to Lender; and (ii) unless and until Lender shall have failed to cure such default for the same period of time as is given to Lessor under the Lease to cure such default.

     9. ASSIGNMENT. LESSEE acknowledges that it has notice that the Lease and the rent and all other sums due under the Lease have been assigned


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as security for the obligations secured by the Deed of Trust.  In the event that
Lender notifies Lessee of a default under the Deed of Trust and demands that Lessee pay its rent and all other sums due under the Lease to Lender, Lessee agrees that it will honor such demand and pay its rent and all other sums due under the Lease directly to the Lender or as otherwise required pursuant to such notice. Lessor hereby consents in advance to the demand and notice set forth in the immediately preceding sentence.

      10. NOTICES. All notices under this Agreement shall be deemed to have been duly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid, at the following addresses (or at such other addresses as shall be given by one party to the other) and shall be deemed complete upon any such mailing:

     If to Lender:

               Caystar Corp. II
               c/o Maples and Calder
               P.O. Box 309-UGLAND HOUSE
               South Church Street
               Grand Cayman
               Cayman Islands B.W.I.
               Attn: Henry S. Harford, Esq.
               Facsimile No. (809) 949-8080

     With carbon copies to:


               Rinaldi & Associates
               Three Pickwick Plaza, Suite 250
               Greenwich, CT 06830
               Attn:  Ellis Rinaldi, Esq.
               Facsimile No. (203) 861-2122

               and

               Mayer, Brown & Platt
               1 675 Broadway
               New York, New York 1 0019
               Attn: Douglas L. Wisner, Esq.
               Facsimile No. (21 2) 262-191 0


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     If to Lessee:

               Active Voice Corporation
               2901 Third Avenue, Suite 500
               Seattle, WA 98121
               Attn: Ms. Debbie Faulkner
                    Director of Administration

      11. BINDING EFFECT. This Agreement shall inure to the benefit of the parties hereto, their successors and permitted assigns.

     12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.


                                        "LENDER"

                                        CAYSTAR CORP. II, a Cayman Islands
                                        Company

                                        By   /s/ Jerome C. Silvey
                                          ----------------------------------

                                             Its  Senior Vice President
                                                 ---------------------------


                                        "LESSEE"

                                        ACTIVE VOICE CORPORATION, a
                                        Washington State business corporation

                                        By   /s/ Robert L. Richmond
                                          ----------------------------------
                                             Its  CEO
                                                 ---------------------------

                                        Consented to by:

                                        /s/ MartinSelig
                                        ------------------------------------
                                        MartIn Selig


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STATE OF CONNECTICUT     )
                         )    ss,
COUNTY OF FAIRFIELD      )

On this 20TH day of AUGUST, 1997, before me, the undersigned, a Notary Public in and for the State of CONNECTICUT, duly commissioned and sworn, personally appeared JEROME C. SILVEY, to me known to be the SENIOR VICE PRESIDENT of CAYSTAR CORP. II, the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she is authorized to execute said instrument and that the seal affixed thereto is the corporate seal of said corporation.

     WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.


                                        /s/ Karen B. Murray
                                   ------------------------------------------
                                   Notary Signature

                                   ------------------------------------------
                                   Print/Type Name
                                   Notary Public in and for the State of
                                                                         ----
                                   Residing at:
                                               ------------------------------
                                   My appointment expires:
                                                          -------------------


(stamped to right)                 KAREN B. MURRAY
                                   NOTARY PUBLIC
                                   MY COMMISSION EXPIRES FEB. 28, 2002



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STATE OFWASHINGTON       )
                         )    ss,
COUNTY OF KING           )

On this 29TH day of AUGUST, 1997, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared ROBERT L. RICHMOND, to me known to be the CEO of ACTIVE VOICE CORPORATION, the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she is authorized to execute said instrument and that the seal affixed thereto is the corporate seal of said corporation.

          WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.


                                     /s/ Carolyn M. Paola
                                   ----------------------------------------
                                   Notary Signature
(notary seal here)                   Carolyn M. Paola
                                   ----------------------------------------
                                   Print/Type Name
                                   Notary Public in and for the State of
                                   Washington
                                   Residing at:   Seattle
                                               ----------------------------
                                   My appointment expires:  1-27-98
                                                          -----------------


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STATE OF WASHINGTON      )
                         )    ss,
COUNTY OF KING           )

     On this 28TH day of AUGUST, 1997, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared MARTIN SELIG, to me known to be the individual who executed the foregoing instrument as his free and voluntary act.

     WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

                                    /s/ Ann Marie Fowler
                                   --------------------------------------------
   (notary )seal here              Notary/Public in and for the State of
                                   Washington
                                   Residing at:        Everett
                                                -------------------------------
                                   My commission expires:   08/01/01
                                                          ---------------------


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                               THIRD AND BROAD BUILDING

                                 2901 THIRD AVENUE
                             SEATTLE, WASHINGTON 98121


              Lots 1, 2, 3, 4, 5, 6, 9, 10, 11, 12, Block X, William N. Bell's
              Fourth Addition to the City of Seattle, according to the Plat recorded in Volume 1 of Plats, Page 167, records of King County, Washington; together with the vacated alley Iying between lots 9, 10, 11, and 12 and Lots 1, 2, 3, 4, 5, and 6.




                                    EXHIBIT "A"


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